ARTIO GLOBAL FUNDS
Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio U.S. Microcap Fund
Artio U.S. Smallcap Fund
Artio U.S. Midcap Fund
Artio U.S. Multicap Fund
Artio Global Equity Fund Inc.
(collectively, the “Artio Global Funds”)

Supplement dated September 29, 2009 to the
Statement of Additional Information dated March 1, 2009 as revised September 4, 2009

In the section entitled, “Investment Adviser and Other Services – Investment Adviser” on page 57, the first two paragraphs are replaced with the following text:

Artio Global Management LLC, a Delaware limited liability company, is a registered investment adviser (the “Adviser”) located at 330 Madison Avenue, New York, NY 10017 and is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator.  As of August 31, 2009, the Adviser had total assets under management of approximately $53.3 billion.

The Adviser, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. (“Artio Global Investors”), a Delaware corporation.  On September 24, 2009,  Artio Global Investors conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange.

Currently, the public owns approximately 41.7% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owns approximately 32.3% of the shares.  GAM Holding Ltd., among the premier Swiss Stock Exchange listed asset managers, is expected to periodically evaluate their ongoing level of ownership of the Adviser.  The remaining shares are either directly or indirectly owned or controlled by management and employees of the Adviser, including its key portfolio managers, Richard Pell and Rudolph-Riad Younes.

Shareholders of the Funds previously approved an investment advisory agreement with Artio Global Management LLC to serve as the Funds’ investment adviser that went into effect in connection with the initial public offering.